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                                                                   Exhibit (10d)


                             FIRST AMENDMENT TO THE
                   RUSSELL CORPORATION FLEXIBLE DEFERRAL PLAN
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2002)


         THIS AMENDMENT to the Russell Corporation Flexible Deferral Plan (the "Plan") is made on this 1st day of December, 2004.

                              W I T N E S S E T H:

         WHEREAS, Russell Corporation maintains the Plan for the benefit of its designated key management employees; and

         WHEREAS, Section 9.1 of the Plan provides that the Administrative Committee for the Plan (the "Administrative Committee") has the authority to amend the Plan at any time; and

         WHEREAS, the Administrative Committee desires to amend the Plan to clarify the matching contribution provisions;

         NOW, THEREFORE, the Plan is hereby amended as follows, effective as of January 1, 2002:

         1.       A new Section 1.10A is added to read as follows:

                  1.10A Bonus Deferral Contributions means, for each Plan Year, the portion of a Participant's Deferral Contributions attributable to his Bonus Election for such Plan Year.

         2.       A new Section 1.14A is added to read as follows:

                  1.14A Commissions Deferral Contributions means, for each Plan Year, the portion of a Participant's Deferral Contributions attributable to his Commissions Election for such Plan Year.

         3. Section 3.5 of the Plan is deleted in its entirety and a new Section
3.5 is added to read as follows:

                  3.5 Matching Contribution.

                           (a) Base Salary Deferrals. As soon as
                  administratively feasible following the end of each payroll period (or such other date or time as the Administrative Committee, in its sole discretion, determines from time-to-time), the Administrative Committee will credit to each Eligible Employee's Account a Matching Contribution equal to 25% of the amount of the Eligible Employee's Base Salary Deferrals for such payroll period; provided, the total amount of the Matching Contributions which a



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                  Participating Company shall make for any Active Participant for any payroll period shall not exceed 1% of such Active Participant's Base Salary for such payroll period (that is, the 25% Matching Contribution will not be applied to the amount of a Base Salary Deferral Contribution that exceeds 4% of such Participant's Base Salary).

                           (b) Bonus Deferrals. As soon as administratively
                  feasible following each Bonus payment (or such other date or time as the Administrative Committee, in its sole discretion, determines from time-to-time), the Administrative Committee will credit to each Eligible Employee's Account a Matching Contribution equal to 25% of the amount of the Eligible Employee's Bonus Deferred Contributions made with respect to such Bonus payment; provided, the total amount of the Matching Contributions which a Participating Company shall make for any Active Participant for any Bonus payment shall not exceed 1% of such Active Participant's Bonus (that, the 25% Matching Contribution will not be applied to the amount of a Bonus Deferral Contribution that exceeds 4% of such Participant's Bonus).

                           (c) Commission Deferrals. As soon as administratively
                  feasible following each payment of Commissions (or such other date or time as the Administrative Committee, in its sole discretion, determines from time-to-time), the Administrative Committee will credit to each Eligible Employee's Account a Matching Contribution equal to 25% of the amount of the Eligible Employee's Commissions Deferred Contribution made with respect to such payment of Commissions; provided, the total amount of the Matching Contributions which a Participating Company shall make for any Active Participant for any payment of Commissions shall not exceed 1% of such Active Participant's Commissions (that, the 25% Matching Contribution will not be applied to the amount of a Commissions Deferral Contribution that exceeds 4% of such Participant's Commissions).

         4. Except as specified herein, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, the Administrative Committee has caused its duly authorized member to execute this Amendment on the date first written above.

                                       ADMINISTRATIVE COMMITTEE


                                       By:
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                                       Title:
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